Exhibit 10.10
Execution Version
SECOND AMENDMENT AND COMMITMENT INCREASE AGREEMENT
THIS SECOND AMENDMENT AND COMMITMENT INCREASE AGREEMENT, effective as of September 28, 2018 (this “Agreement”), is by and among GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS, LP, a Delaware limited partnership (the “Borrower”), GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC., a Maryland corporation (the “Parent”), the Subsidiary Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and KEYBANK, NATIONAL ASSOCIATION, as an L/C Issuer.
W I T N E S E T H
WHEREAS, a $50,000,000 term loan credit facility and a $150,000,000 revolving credit facility were established pursuant to that Credit Agreement dated as of August 25, 2016 (as amended by that certain First Amendment to Credit Agreement dated as of October 31, 2017, and as further amended and modified, the “Credit Agreement”) among the Borrower, the Parent, certain subsidiaries of the Parent identified therein as Guarantors, the Lenders identified therein, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and Keybank, National Association, as an L/C Issuer;
WHEREAS, the Borrower has requested an increase in the Term Loan Commitment in an aggregate amount equal to $150,000,000 pursuant to the provisions of Section 2.01(e) of the Credit Agreement (the “Commitment Increase”);
WHEREAS, the Lenders party to this Agreement have agreed to provide the Commitment Increase on the terms and conditions provided herein;
NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.    Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement. Section references are to sections and subsections in the Credit Agreement.
Section 2.    Changes in the Term Loan Commitment. Subject to the terms and conditions provided herein, the Term Loan Commitment is hereby modified and the Credit Agreement is modified in the following respects.
2.1    The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:
“Beneficial Ownership Certification”: a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation”: 31 C.F.R. § 1010.230.
“Benefit Plan”: any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”.

“Commitment Increase Amendment” means that certain Second Amendment and Commitment Increase Agreement, dated as of the Commitment Increase Effective Date, by and among the Borrower, the Guarantors, the Lenders and the Administrative Agent.
“Commitment Increase Effective Date” means September 28, 2018.
“LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).
“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines in consultation with the Borrower).
“PTE”: a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
2.2    The following definitions set forth in Section 1.01 of the Credit Agreement are hereby amended and restated in their entireties to read as follows:
“Designated Jurisdiction” means any country, territory or region to the extent that such country, territory or region itself is the subject of any Sanction.
“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition, including, without limitation, any effective transfer or other disposition as a result of a division of any Credit Party or Subsidiary, (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, the United Kingdom and Norway.
“Eurodollar Rate” means:
(a)    for any Interest Period with respect to a Eurodollar Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “LIBOR Rate”) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and
(b)    for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the LIBOR Rate, at approximately 11:00 a.m., London time determined two Business Days prior to such date for Dollar deposits with a term of one month commencing that day;
provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied as otherwise reasonably determined by the Administrative Agent; and if the Eurodollar Rate shall be less than zero, such rate shall be deemed zero for purposes of this Credit Agreement.
Notwithstanding anything to the contrary in this Agreement or any other Credit Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to Borrower) that the Borrower or Required Lenders (as applicable) have determined, that:
(i)adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or
(ii) the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), or
(iii) syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein) (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes and any such amendment shall become effective at 5:00 p.m. (New York time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment.
If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrower and each Lender.  Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Loans shall be suspended, (to the extent of the affected Eurodollar Loans or Interest Periods), and (y) the Eurodollar Rate component shall no longer be utilized in determining the Base Rate.  Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Loans (to the extent of the affected Eurodollar Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.
Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement.
“Fee Letter” means that certain letter agreement dated as of August 23, 2016, among the Administrative Agent, MLPFS and the Parent, as amended and/or supplemented by that certain Amendment to Fee Letter, dated as of October 18, 2017 and that certain Second Amendment to Fee Letter, dated as of September 28, 2018 (and as may be further amended, restated, supplemented or otherwise modified from time to time).
“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent. Notwithstanding the foregoing, if the Federal Funds Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
“Interest Period” means, as to each Eurodollar Loan, the period commencing on the date such Eurodollar Loan is disbursed or converted to or continued as a Eurodollar Loan and ending on the date one, two, three or six months thereafter, as selected by the Borrower in its Loan Notice; provided, that:
(a)    any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the immediately succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;
(b)    any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;
(c)    no Interest Period shall extend beyond the Termination Date; and
(d)    with respect to the continuation of a one month Eurodollar Loan when any Swap Contract of any Credit Party to which a Lender or any Affiliate of a Lender is a party is in effect, notwithstanding clause (a) above, the Interest Period applicable to such continued Eurodollar Loan shall commence on the last day of the preceding one month Interest Period (the “Commencement Date”) and end on the earlier of (x) one month from such Commencement Date and (y) a day when a payment is due from either counterparty under any such Swap Contract.
“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

“Term Loan Commitment” means, with respect to each Term Loan Lender, the commitment of such Term Loan Lender to make its portion of the Term Loan to the Borrower pursuant to Section 2.01(d), in the principal amount set forth opposite such Term Loan Lender’s name on Schedule 2.01; provided that, at any time after funding of a Term Loan, the determinations “Required Lender” shall also be based on the outstanding principal amount of the such Term Loan.
“Term Loan Commitment Percentage” means, at any time, for each Term Loan Lender, a fraction (expressed as a percentage carried to the ninth decimal place), the numerator of which is the aggregate amount of Term Loans (and/or aggregate Term Loan Commitment, prior to the termination thereof) held by such Term Loan Lender and the denominator of which is the aggregate amount of Term Loans (and/or aggregate Term Loan Commitments) held by all Term Loan Lenders. The Term Loan Commitment Percentages are set forth on Schedule 2.01 (as such schedule reads as of the Commitment Increase Effective Date).
2.3    Section 2.01(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(d)    Term Loans. (i) the applicable Term Loan Lenders severally made a term loan to the Borrower in Dollars on the First Amendment Effective Date in the principal amount set forth opposite the applicable Term Loan Lender’s name on Schedule 2.01, and (ii) the applicable Term Loan Lenders agree to make a term loan to the Borrower of $150,000,000 on the Commitment Increase Effective Date (each a “Term Loan”); provided, that after giving effect to any such Term Loan, with regard to each Term Loan Lender individually, such Term Loan Lender’s Term Loan Commitment Percentage of outstanding Term Loans shall not exceed its respective Term Loan Commitment. Term Loans may consist of Base Rate Loans, Eurodollar Loans, or a combination thereof, as provided herein. Term Loans may be repaid in whole or in part at any time but amounts repaid on the Term Loan may not be reborrowed.
2.4    Section 2.02 of the Credit Agreement is hereby amended to add a new clause (f) immediately following Section 2.02(e) and shall read as follows:
(f)    Notwithstanding the foregoing provisions of this Section 2.02 or any other provisions in any other Credit Document to the contrary, at all times when any Swap Contract of any Credit Party to which a Lender or any Affiliate of a Lender is a party is in effect, Borrower shall elect Interest Periods of one month in duration for all Eurodollar Rate Loans. Borrower shall time its rate election so that each Interest Period with respect to such Eurodollar Rate Loans ends on a day when a payment is due from either counterparty under any such Swap Contract.
2.5    Article V of the Credit Agreement is hereby amended to add a new Section 5.25 and shall read as follows:
5.25    Beneficial Ownership Certification.
As of the Commitment Increase Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.
2.6    The first sentence of Section 7.04 of the Credit Agreement is hereby amended to add the words “(in each case, pursuant to a division of such Credit Party or Subsidiary or otherwise)” immediately before “consolidate with or into another Person”.

2.7    Article IX of the Credit Agreement is hereby amended to add a new Section 9.13 and shall read as follows:
9.13    Certain ERISA Matters.
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Credit Party, that at least one of the following is and will be true:
(i)    such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA, or otherwise) of one or more Benefit Plans in connection with the Loans, Commitments or Letters of Credit,
(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, Commitments, Letters of Credit and this Agreement,
(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, Commitments, Letters of Credit and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, Commitments, Letters of Credit and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, Commitments, Letters of Credit and this Agreement, or
(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)    In addition, unless either (x) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (y) a Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Credit Party, that:
(i)    none of the Administrative Agent or any Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in the Loans, Commitments, Letters of Credit and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent or any Arranger under this Agreement, any Credit Document or any documents related to hereto or thereto),
(ii)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, Commitments, Letters of Credit and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),
(iii)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, Commitments, Letters of Credit and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),
(iv)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, Commitments, Letters of Credit and this Agreement is a fiduciary under ERISA or the Internal Revenue Code, or both, with respect to the Loans, Commitments, Letters of Credit and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and
(v)    no fee or other compensation is being paid directly to the Administrative Agent or any Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, Commitments, Letters of Credit or this Agreement.
(c)    The Administrative Agent and each Arranger hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, Commitments, Letters of Credit and this Agreement, (ii) may recognize a gain if it extended the Loans, Commitments or Letters of Credit for an amount less than the amount being paid for an interest in such Loans, Commitments or Letters of Credit by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Credit Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.
2.8    The last sentence of Section 10.22 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Act and the Beneficial Ownership Regulation.

2.9    Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex I.
2.10    Schedule 5.10 to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex II.
2.11    Schedule 5.11 to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex III.
Section 3.    Representations and Warranties. Each of the Credit Parties hereby represents and warrants that:
3.1    It has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby.
3.2    It has executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by Debtor Relief Laws and subject to equitable principles.
3.3    The representations and warranties of the Credit Parties made in or pursuant to the Credit Agreement and the other Credit Documents shall be true in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) as of the date hereof, other than those representations and warranties which expressly relate to an earlier date, in which case, they were true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date.
3.4    No Default or Event of Default exists immediately before, or will exist immediately after, giving effect to this Agreement.
Section 4.    Acknowledgment, Reaffirmation and Confirmation. Each Credit Party (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Credit Documents and (c) agrees that this Agreement and all documents, agreements and instruments executed in connection with this Agreement do not operate to reduce or discharge such Credit Party’s obligations under the Credit Documents.
Section 5.    Lender Acknowledgment and Agreement. Each of the Lenders acknowledge and agree to an increase in their respective Term Loan Commitments as shown on Schedule 2.01, as revised and attached hereto.
Section 6.    Conditions Precedent. The effectiveness of this Agreement is subject to satisfaction of all of the following conditions precedent, each in form and substance satisfactory to the Administrative Agent and the Lenders:
6.1    Receipt by the Administrative Agent of copies of this Agreement duly executed by the Borrower, the Parent, the Subsidiary Guarantors, the Administrative Agent and the Lenders.
6.2    Receipt by the Administrative Agent of amended and restated Notes (to the extent requested by any Lender) duly executed by the Borrower to reflect the Commitment Increase hereunder.

6.3    Receipt by the Administrative Agent of that a copy of that certain Second Amendment to Fee Letter duly executed by the Parent, the Administrative Agent and MLPFS.
6.4    Receipt of a certificate of a responsible officer or director (as appropriate based on the applicable jurisdiction of organization) of the Borrower as of the Commitment Increase Effective Date (i) attaching copies of the Organization Documents certified by a secretary or assistant secretary to be true and correct as of the date hereof (or, if such Organization Documents have not been amended, modified or supplemented since such Organization Documents were last certified and delivered to the Administrative Agent, certifying that such Organization Documents have not been amended, modified or supplemented since such delivery and remain true, correct and complete and in full force and effect as of the date hereof), (ii) attaching copies of the resolutions of its board of directors or managers (or analogous governing body) approving and adopting the transactions contemplated by this Agreement, and authorizing the execution and delivery thereof (which in each case may be included in the resolutions approving the Credit Agreement and the transactions contemplated thereby), certified by a secretary or assistant secretary to be true and correct as of the date hereof and (iii) attaching an incumbency certification identifying the responsible officers that are authorized to execute this Agreement and related documents and to act on their behalf in connection with this Agreement and the Credit Documents.
6.5    Receipt by the Administrative Agent for the benefit of the Lenders and for the benefit of MLPFS all fees and expenses relating to the Commitment Increase.
6.6    Receipt by the Administrative Agent and each Lender of, in each case, at least five days prior to the Commitment Increase Effective Date:
(a)     all documentation and other information requested by the Administrative Agent or any Lender under applicable “know your customer” or anti‑money laundering rules, regulations or policies, including the Patriot Act; and
(b)    a Beneficial Ownership Certification in relation to each Credit Party that qualifies as a “legal entity customer” under the Beneficial Ownership Certification.
6.7    Receipt of a certificate or certificates executed by a Responsible Officer of the Borrower as of the Commitment Increase Effective Date, stating that (i) each Credit Party is in compliance in all material respects with all existing financial obligations (whether pursuant to the terms and conditions of the Credit Agreement or otherwise), (ii) all governmental, stockholder and third party consents and approvals, if any, with respect to this Agreement and the transactions contemplated hereby have been obtained, (iii) no action, suit, investigation or proceeding is pending, or to the knowledge of the Credit Parties threatened, in any court or before any arbitrator or governmental instrumentality that purports to affect any Consolidated Party or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could have a Material Adverse Effect, (iv) immediately prior to and following the transactions contemplated herein, each of the Credit Parties shall be Solvent, and (v) immediately after the execution of this Amendment, (A) no Default or Event of Default exists and (B) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case such representation and warranty shall be true and correct in all respects), other than those representations and warranties which expressly relate to an earlier date, in which case, they were true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality, in which case such representation and warranty was true and correct in all respects) as of such earlier date.

6.8    Receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Administrative Agent, of Venable LLP, special local counsel for the Credit Parties for the state of Maryland, addressed to the Administrative Agent and the Lenders.
Section 7.    Agreement is a “Credit Document”. This Agreement is a Credit Document and all references to a “Credit Document” in the Credit Agreement and the other Credit Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Credit Documents) shall be deemed to include this Agreement.
Section 8.    Full Force and Effect. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.
Section 9.    Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including the reasonable fees and expenses of Cadwalader, Wickersham & Taft, LLP, and local counsel to the Administrative Agent in the various jurisdictions where the Credit Parties are located.
Section 10.    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery by any party hereto of an executed counterpart of this Agreement by facsimile or other electronic imaging shall be effective as such party’s original executed counterpart.
Section 11.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to conflict of laws principles; provided that the Administrative Agent and the Lenders shall retain all rights arising under federal law.
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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:
Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

PARENT:
Griffin-American Healthcare REIT IV , Inc.,
a Maryland corporation

By:	/s/ Brian S. Peay
Name:	Brian S. Peay
Its:	Chief Financial Officer
SUBSIDIARY GUARANTORS:

GAHC4 Auburn CA MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

COMMITMENT INCREASE AMENDMENT
GRIFFIN IV

GAHC4 Pottsville PA MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Charlottesville VA MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Cullman AL MOB I, LLC,
a Delaware limited liability company

By:	GAHC4 Iron MOB Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

COMMITMENT INCREASE AMENDMENT
GRIFFIN IV

GAHC4 Cullman AL MOB II, LLC,
a Delaware limited liability company

By:	GAHC4 Iron MOB Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Cullman AL MOB III, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Sylacauga AL MOB, LLC,
a Delaware limited liability company

By:	GAHC4 Iron MOB Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

COMMITMENT INCREASE AMENDMENT
GRIFFIN IV

GAHC4 Iron MOB Portfolio, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Mint Hill NC MOB, LP,
a Delaware limited liability partnership

By:	GAHC4 Mint Hill NC MOB GP, LLC,
a Delaware limited partnership,
its General Partner

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Mint Hill NC MOB GP, LLC,
a Delaware limited liability partnership

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

COMMITMENT INCREASE AMENDMENT
GRIFFIN IV

GAHC4 Lafayette LA ALF Portfolio, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Evendale OH MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

COMMITMENT INCREASE AMENDMENT
GRIFFIN IV

GAHC4 Lafayette LA ALF, LLC,
a Delaware limited liability company

By:	GAHC4 Lafayette LA ALF Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Lafayette LA MC, LLC,
a Delaware limited liability company

By:	GAHC4 Lafayette LA ALF Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

COMMITMENT INCREASE AMENDMENT
GRIFFIN IV

GAHC4 Battle Creek MI MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Reno NV MOB, LLC,
a Delaware limited liability company

By:	GAHC4 Reno NV MOB Sole Member, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Reno NV MOB Sole Member, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

COMMITMENT INCREASE AMENDMENT
GRIFFIN IV

GAHC4 Athens GA MOB Portfolio, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Athens GA MOB I, LLC,
a Delaware limited liability company

By:	GAHC4 Athens MOB Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Athens GA MOB II, LLC,
a Delaware limited liability company

By:	GAHC4 Athens MOB Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

COMMITMENT INCREASE AMENDMENT
GRIFFIN IV

GAHC4 SW Illinois Senior Housing Portfolio, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Columbia IL SH, LLC,
a Delaware limited liability company

By:	GAHC4 SW Illinois Senior Housing Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Columbia IL MC, LLC,
a Delaware limited liability company

By:	GAHC4 SW Illinois Senior Housing Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

COMMITMENT INCREASE AMENDMENT
GRIFFIN IV

GAHC4 Millstadt IL SH, LLC,
a Delaware limited liability company

By:	GAHC4 SW Illinois Senior Housing Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Red Bud IL SH, LLC,
a Delaware limited liability company

By:	GAHC4 SW Illinois Senior Housing Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Waterloo IL SH, LLC,
a Delaware limited liability company

By:	GAHC4 SW Illinois Senior Housing Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

COMMITMENT INCREASE AMENDMENT
GRIFFIN IV

GAHC4 Northern CA Senior Housing Portfolio, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Belmont CA ALF, LLC,
a Delaware limited liability company

By:	GAHC4 Northern CA Senior Housing Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Fairfield CA MC, LLC,
a Delaware limited liability company

By:	GAHC4 Northern CA Senior Housing Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

COMMITMENT INCREASE AMENDMENT
GRIFFIN IV

GAHC4 Menlo Park CA MC, LLC,
a Delaware limited liability company

By:	GAHC4 Northern CA Senior Housing Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Sacramento CA ALF, LLC,
a Delaware limited liability company

By:	GAHC4 Northern CA Senior Housing Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Roseburg OR MOB Sole Member, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

COMMITMENT INCREASE AMENDMENT
GRIFFIN IV

GAHC4 Roseburg OR MOB, LLC,
a Delaware limited liability company

By:	GAHC4 Roseburg OR MOB Sole Member, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Fairfield County CT MOB Portfolio, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Stratford CT MOB, LLC,
a Delaware limited liability company

By:	GAHC4 Fairfield County CT MOB Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

COMMITMENT INCREASE AMENDMENT
GRIFFIN IV

GAHC4 Trumbull CT MOB, LLC,
a Delaware limited liability company

By:	GAHC4 Fairfield County CT MOB Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Central Wisconsin SC Portfolio, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Sun Prairie WI SC, LLC,
a Delaware limited liability company

By:	GAHC4 Central Wisconsin SC Portfolio, LLC,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

COMMITMENT INCREASE AMENDMENT
GRIFFIN IV

GAHC4 Waunakee WI SC, LLC,
a Delaware limited liability company

By:	GAHC4 Central Wisconsin SC Portfolio, LLC,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Peninsula FL JV Partner, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Peninsula FL JV, LLC,
a Delaware limited liability company

By:	GAHC4 Peninsula FL JV Partner, LLC,
a Delaware limited liability company,
its Managing Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

COMMITMENT INCREASE AMENDMENT
GRIFFIN IV

GAHC4 Central FL Senior Housing Portfolio, LLC,
a Delaware limited liability company

By:	GAHC4 Peninsula FL JV, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Peninsula FL JV Partner, LLC,
a Delaware limited liability company,
its Managing Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Bayside FL SH, LLC,
a Delaware limited liability company

By:	GAHC4 Central FL Senior Housing Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Peninsula FL JV, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Peninsula FL JV Partner, LLC,
a Delaware limited liability company,
its Managing Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

COMMITMENT INCREASE AMENDMENT
GRIFFIN IV

GAHC4 Grande FL SH, LLC,
a Delaware limited liability company

By:	GAHC4 Central FL Senior Housing Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Peninsula FL JV, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Peninsula FL JV Partner, LLC,
a Delaware limited liability company,
its Managing Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Spring Oaks FL SH, LLC,
a Delaware limited liability company

By:	GAHC4 Central FL Senior Housing Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Peninsula FL JV, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Peninsula FL JV Partner, LLC,
a Delaware limited liability company,
its Managing Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

COMMITMENT INCREASE AMENDMENT
GRIFFIN IV

GAHC4 Balmoral FL SH, LLC,
a Delaware limited liability company

By:	GAHC4 Central FL Senior Housing Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Peninsula FL JV, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Peninsula FL JV Partner, LLC,
a Delaware limited liability company,
its Managing Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Bradenton FL SH, LLC,
a Delaware limited liability company

By:	GAHC4 Central FL Senior Housing Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Peninsula FL JV, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Peninsula FL JV Partner, LLC,
a Delaware limited liability company,
its Managing Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

COMMITMENT INCREASE AMENDMENT
GRIFFIN IV

GAHC4 Lake Morton FL SH, LLC,
a Delaware limited liability company

By:	GAHC4 Central FL Senior Housing Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Peninsula FL JV, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Peninsula FL JV Partner, LLC,
a Delaware limited liability company,
its Managing Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Renaissance FL SH, LLC,
a Delaware limited liability company

By:	GAHC4 Central FL Senior Housing Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Peninsula FL JV, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Peninsula FL JV Partner, LLC,
a Delaware limited liability company,
its Managing Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

COMMITMENT INCREASE AMENDMENT
GRIFFIN IV

GAHC4 Spring Haven FL SH, LLC,
a Delaware limited liability company

By:	GAHC4 Central FL Senior Housing Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Peninsula FL JV, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Peninsula FL JV Partner, LLC,
a Delaware limited liability company,
its Managing Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer
GAHC4 Forest Oaks FL SH, LLC,
a Delaware limited liability company

By:	GAHC4 Central FL Senior Housing Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Peninsula FL JV, LLC,
a Delaware limited liability company,
its Sole Member

By:	GAHC4 Peninsula FL JV Partner, LLC,
a Delaware limited liability company,
its Managing Member

By:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership,
its Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Brian S. Peay
	Name:	Brian S. Peay
	Its:	Chief Financial Officer

COMMITMENT INCREASE AMENDMENT
GRIFFIN IV

ADMINISTRATIVE AGENT AND
LENDERS:
BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Keegan Koch
Name:	Keegan Koch
Title:	SVP

COMMITMENT INCREASE AMENDMENT
GRIFFIN IV

BANK OF AMERICA, N.A., as a Lender, an L/C Issuer
and Swing Line Lender

By:	/s/ Keegan Koch
Name:	Keegan Koch
Title:	SVP

COMMITMENT INCREASE AMENDMENT
GRIFFIN IV

KEYBANK, NATIONAL ASSOCIATION, as a Lender
and an L/C Issuer

By:	/s/ Brian Heagler
Name:	Brian Heagler
Title:	Senior Vice President

COMMITMENT INCREASE AMENDMENT
GRIFFIN IV